SECURITIES AND EXCHANGE COMMISSION


                       Washington, D. C. 20549


                           CURRENT REPORT


  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported): 15 December 2003


                       NEW MEDIA INC.
               ----------------------------
                (Exact name of registrant as specified in its charter)


         Delaware                     000-49989                  03-0459613
     -----------------             -----------------       -------------------
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)                File Number)          Identification No.)



                     120 North Cedar St. | Suite 3709
                             Charlotte, NC 28202
                      ----------------------------------
           (Address of Principal Executive Offices including Zip Code)


                                800-638-5820
                             ------------------
                         (Issuer's Telephone Number)




Item 1. Changes in Control of Registrant.

 None

Item 2. Acquisition or Disposition of Assets


Item 3. Bankruptcy or Receivership

 None


Item 4. Changes in Registrant's Certifying Accountant

 None


Item 5. Other Events

- The Company launched Verdult Gallery and signed agreements with CFO Publishing and REL WIRELESS Corporation and distributed press releases concerning these matters.


Item 6. Resignations of Registrant's Directors

None

Item 7. Financial Statements and Exhibits

None


Index to Exhibits

Exhibit          Description
- -------        -----------


10.19           PRESS RELEASE - RELM WIRELESS Corporation

10.20	        PRESS RELEASE - CFO PUBLISHING

10.21	        PRESS RELEASE - VERDULT GALLERY



Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       NEW MEDIA INC.
                                                 -----------------------------
                                                 (Registrant)


Date:  15 December 2003                             /s/ Alton Perkins
                                                 -----------------------------
                                                 Alton Perkins, Chief Executive
                                                 Officer






 Exhibit 10.19            PRESS RELEASE - RELM WIRELESS Corporation

NEW MEDIA INC.
PROVIDES MEDIA FOR
RELM WIRELESS CORPORATION

Source: Blackstocks.com
Publication date: 2003-12-08

Charlotte, NC - New Media, Inc. announced today that it has completed an agreement with RELM Wireless Corporation to provide media advertising in a number of publications focusing in the health, safety, and wireless areas. The agreement provides RELM Wireless with a comprehensive advertising campaign in a number of publications including, Homeland First Response and Fire/Rescue Magazines.

RELM Wireless Corporation designs, manufactures and markets wireless communication equipment consisting of land mobile radios and base station components and systems. Products are offered under the "BK RADIO", "UNIDEN PRC," and "RELM" brand names.

Commenting on this transaction, New Media, Inc. CEO Al Perkins, said, "Adding RELM Wireless as our partner is another step in developing a national media group. We can provide RELM with great value while allowing us to diversify our base of top notch partners." New Media, Inc. is a public company pending its stock symbol primarily focusing on acquiring facilities for daycare centers, developing music entertainment and media.

This press release may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934. Because these statements apply to future events, they are subject to risks and uncertainties that could cause actual results to differ materially, including the absence of a combined operating history with an acquired company and the potential inability to integrate acquired businesses, need for additional financing, high degree of leverage, granting of rights to acquire certain portions of the acquired company's or operations, variable economic conditions, as well as restrictions imposed by existing debt and future payment obligations.

                             ###


 Exhibit 10.20            PRESS RELEASE - CFO PUBLISHING

NEW MEDIA INC.
PROVIDES MEDIA FOR
CFO PUBLISHING CORPORATION

Source: Blackstocks.com
Publication date: 2003-12-05

Charlotte, NC - New Media, Inc. announced today that it has completed an agreement with CFO Publishing Corporation to provide media advertising in Advertising Age Magazine. The agreement provides
CFO with a 10 run advertising campaign in the popular Advertising
Age Magazine, a Crain Communications Publication.

For more than 70 years, Ad Age has been the most widely recognized source of news and information to over 220,000 advertising, marketing and media professionals. From agenda-setting editorial insights to thought-provoking analysis, Ad Age not only reports the news but provides context and meaning. AdAge.com delivers breaking news and features renowned industry rankings, proprietary data, and an extensive online archive.

CFO Publishing includes CFO Magazine, and CFO Asia, CFO China, and
CFO Europe Magazines. Additionally, the publishing company operates CFO.com a comprehensive online resource center for senior finance executives. CFO.com offers daily stories geared specifically for finance executives. Coverage includes original reporting on new accounting standards, recent capital-raisings, risk management, and professional career development.

CFO.com extends the tradition of journalistic excellence set by CFO Publishing and its parent company, The Economist Group.

Commenting on this transaction, New Media, Inc. CEO Al Perkins, said, 'We're happy to have CFO as a partner in the development of our national media group. We are happy that we can provide them the service and value that will help them grow their business, while at the same time laying a foundation for New Media's advancement in the media space.'
New Media, Inc. is a public company primarily focusing on acquiring facilities for daycare centers, developing music entertainment and media.

This press release may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934. Because these statements apply to future events, they are subject to risks and uncertainties that could cause actual results to differ materially, including the absence of a combined operating history with an acquired company and the potential inability to integrate acquired businesses, need for additional financing, high degree of leverage, granting of rights to acquire certain portions of the acquired company's or operations, variable economic conditions, as well as restrictions imposed by existing debt and future payment obligations.


                             ###


 Exhibit 10.21            PRESS RELEASE - VERDULT GALLERY


NEW MEDIA INC.
LAUNCHES VERDULTGALLERY.COM

Source: Blackstocks.com
Publication date: 2003-12-01

Charlotte, NC - New Media, Inc. announced today that it has launched www.verdultgallery.com and www.verdultonline.com which feature one of the largest exhibits of work by William Verdult known to be in existence. The Galleries feature works of art for sale including limited edition lithographs and original paintings by William Verdult.

Verdult is a Dutch-American master artist known to skillfully incorporate the classical, traditional, modern and avante-guarde into compelling, distinctive, and multifaceted art style.

Celebrities including Telly Savalas, Farrah Fawcett, Robert Redford and scores of others are proud owners of Verdult creations. He's known for his King Tut collection on display at Tanglewood Resort, Hotel and Conference center near Dallas, Texas.

Commenting on this transaction, New Media, Inc. CEO Al Perkins, said, "Verdultgallery.com gives our company another medium to provide enjoyment and value to art lovers and investors interested in art.
We believe Verdult is a leading artist and others will see his value as well." New Media, Inc. is a public company pending its stock symbol primarily focusing on acquiring facilities for daycare centers, developing music entertainment and media.

This press release may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934. Because these statements apply to future events, they are subject to risks and uncertainties that could cause actual results to differ materially, including the absence of a combined operating history with an acquired company and the potential inability to integrate acquired businesses, need for additional financing, high degree of leverage, granting of rights to acquire certain portions of the acquired company's or operations, variable economic conditions, as well as restrictions imposed by existing debt and future payment obligations.


                             ###